REIMBURSEMENT AGREEMENT


     THIS REIMBURSEMENT AGREEMENT dated as of January 18, 1999, is made by and between VANGUARD AIRLINES, INC., a Delaware corporation having its principal place of business at 533 Mexico City Avenue, Kansas City International Airport, Kansas City, MO 64153 ("Corporation"), in favor of J. F. SHEA CO., INC., a Nevada Corporation ("Shea") and THE HAMBRECHT 1980 REVOCABLE TRUST, WILLIAM HAMBRECHT AS TRUSTEE (the "Hambrecht Trust") (individually, a "Lender" and, collectively, the "Lenders").

                           RECITALS

     A. Corporation has established with H & Q TSP II Investors, LP a guaranty in favor of Michigan National Bank for the account of the Corporation in the aggregate amount of Two Million Dollars ($2,000,000.00) (the "Guaranty") to secure and provide a source of payments of the Corporation under the MNB Merchant Agreement, as hereinafter defined.

     B. Corporation has requested that Lenders arrange for the issuance of letters of credit to be issued in favor of Michigan National Bank for the account of the Corporation in the aggregate amount of Four Million Dollars ($4,000,000) (the "Letters of Credit") as additional collateral to secure and provide a source of payments of the Corporation under the MNB Merchant Agreement.

     C. Lenders are willing to arrange for the issuance of the Letters of Credit, but only upon the condition, among others, that Corporation shall have executed and delivered to Lenders this Reimbursement Agreement.

                          AGREEMENT

     NOW, THEREFORE, in order to induce Lenders to cause the issuance of the Letters of Credit and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto represent, warrant, covenant and agree as follows:

                          ARTICLE 1

                         DEFINITIONS

     SECTION 1.1 DEFINITIONS. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "ACT OF BANKRUPTCY" shall mean the Corporation shall commence a voluntary case or other proceeding in seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the federal bankruptcy laws, including the Federal Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or shall take any other action indicating its consent to, approval of, or acquiescence in, any such petition or proceedings; the Corporation shall apply for, or consent to or acquiesce in, the appointment of a receiver, liquidator, custodian, sequestrator, or a trustee for all or a substantial part of its property; the Corporation shall make an assignment for the benefit of its creditors; the Corporation shall be unable, or shall admit in writing its inability, to pay its debts when due; or a petition in bankruptcy shall be filed against the Corporation, as a debtor, under any applicable bankruptcy, insolvency or similar law as now or hereafter in effect which shall not be discharged by a court of competent jurisdiction within sixty (60) days of the date of such filing.

     "AGREEMENT" shall mean this Reimbursement Agreement together with all duly authorized and executed amendments thereto.

     "APPLICATIONS" shall mean that certain Applications and Agreements for the Standby Letters of Credit by and between Issuing Bank and Lenders in connection with the Letters of Credit to be issued to and MNB.

     "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the States of California, Michigan or Missouri are authorized or required by law or executive order not to be open for the conduct of their commercial banking business, or (iii) a day on which the federal reserve bank for the federal reserve district in which MNB is located is closed.

     "COLLATERAL" shall have the meaning assigned to such term in SECTION 2 of the Security Agreement.

     "DATE OF DELIVERY" shall mean January 18, 1999 or any other date agreed upon by the Corporation and Lenders as the date upon which the Letters of Credit shall be issued to MNB.

     "DEFAULT RATE" shall mean a rate per annum equal to five
(5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

     "DRAWING" shall mean a drawing under the Letters of Credit in accordance with their terms.

     "EVENT OF DEFAULT" shall have the meaning set forth in
SECTION 7.1 hereof.

     "INTEREST RATE" shall mean [nine percent (9%)] per annum.

     "ISSUING BANK" shall mean Wells Fargo Bank or Bank of
America National Trust and Savings Association acting through its
Chicago branch, or any surviving, resulting or transferee entity, whichever is applicable.

     "LETTERS OF CREDIT" shall mean the Letters of Credit arranged by Lenders and issued by a Issuing Bank pursuant to the Applications on the Date of Delivery, as the same may from time to time be amended, modified, supplemented or restated, and shall include any substitute Letter of Credit issued pursuant to Lenders' obligations hereunder including without limitations any replacement Letters of Credit in connection with the switch of credit card processors.

     "MAXIMUM CREDIT" initially shall mean, as of any date of calculation, the aggregate maximum amount available to be drawn under the Letters of Credit. Initially, the Maximum Credit shall be $2,000,000 for Shea and $2,000,000 for the Hambrecht Trust, or, collectively for the lenders, $4,000,000.

     "MNB" shall mean Michigan National Bank, a national banking association with its principal office located at or any surviving, resulting or transferee entity.

     "MNB MERCHANT AGREEMENT" shall mean any Merchant
Agreement between Corporation and MNB that may be entered into with respect to credit card processing, as the same may from time to time be amended, modified, supplemented or restated.

     "PERSON" shall mean any individual, sole proprietorship, partnership, limited liability company, limited liability partnerships, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock corporation, estate, entity or governmental agency.

     "REIMBURSEMENT LOAN NOTE" shall mean the note evidencing the Reimbursement Loans, substantially in the form attached hereto as EXHIBITS A AND B.

     "REIMBURSEMENT LOANS" shall mean the reimbursement loans described in SECTION 2.8 hereof.

     "SECURITY AGREEMENT" shall mean that certain Security
Agreement dated as of January 18, 1999 made by Corporation in favor of Lenders.

     "TERMINATION DATE" shall mean the date determined in the manner provided in SECTION 2.7 hereof.

     "TRANSACTION DOCUMENTS" means, collectively, this Agreement, the Security Agreement, the Reimbursement Loan Note, and any other agreement entered into between Corporation and Lender, and any certificate or instrument executed by Lender, in connection with said agreements and note, as the same may from time to time be amended, modified, supplemented or restated.

     SECTION 1.2 CONSTRUCTION. In this Agreement, unless the context otherwise requires:

          (A) Articles and Sections referred to by number shall mean the corresponding Articles and Sections of this Agreement.

          (B) The terms "hereby," "hereof," "hereto," "herein," "hereunder," and any similar terms, as used in this Agreement refer to this Agreement, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before the date of execution of this Agreement.

          (C) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number shall include the plural number and vice versa, and words importing persons shall include corporations and associations, including public bodies, as well as natural persons.

                         ARTICLE 2

                    LETTER OF CREDIT

     SECTION 2.1 AMOUNT AND TERMS OF LETTER OF CREDIT. At the request of Corporation, each Lender agrees, on the terms and subject to the conditions set forth in this Agreement, including without limitation the conditions set forth in ARTICLE 3 hereof, to on or before the applicable Date of Delivery cause the issuance of a Letter of Credit by a Issuing Bank, in favor of MNB, for the account of Corporation, to secure, and to provide a source of payment of the obligations of the Corporation under the MNB Merchant Agreement. The Letters of Credit will be issued in an initial aggregate amount equal to the Maximum Credit. The Letters of Credit shall be issued in favor of MNB for the account of the Corporation substantially in the form of EXHIBIT C and EXHIBIT D attached hereto.

     SECTION 2.2    DRAWINGS AND REINSTATEMENT.

          (A) Drawings under the Letters of Credit are intended to be made by MNB for the account of the Corporation and to be honored by Issuing Bank, all pursuant to the provisions, on the terms and subject to the conditions set forth in the applicable Letter of Credit. The honoring of any Drawing shall automatically reduce by like amount the Maximum Credit. No Drawing under the Letters of Credit shall be honored in an amount exceeding the Maximum Credit.

          (B) The Maximum Credit, or any lesser amount, may be reinstated by Lenders at its sole option, provided Lenders has been reimbursed by Corporation any such amounts to be reinstated.

     SECTION 2.3    FEES AND OTHER PAYMENT.

          (A) The Corporation hereby agrees to pay to or reimburse Lenders:

               (I)  On or before a Date of Delivery, the
origination fees paid to an Issuing Bank;

               (II) On or before a Date of Delivery, an amount equal to all costs and expenses (including attorneys' fees and expenses) incurred by Lenders in connection with the preparation and negotiation of this Agreement, the Reimbursement Loan Note, the other Transaction Documents and the closing of the transactions contemplated hereby; provided, however, such attorney's fees and expenses shall not exceed Five Thousand Dollars ($5,000.00);

               (III) On demand from time to time from Lenders, any fees or other amounts (not otherwise reimbursed by Corporation to Lenders pursuant to SECTION 2.4 hereof) required to be paid by Lenders to the Issuing Bank in connection with the Letters of Credit, including, without limitation, a one percent (1%) per annum fee, payable quarterly by Lenders to Issuing Bank;

               (IV) On demand from time to time by Lenders, an amount equal to all costs and expenses (including attorneys' fees and expenses) (not otherwise reimbursed by Corporation to Lenders pursuant to SECTION 2.4 hereof) incurred by Lenders relative to a Drawing under a Letter of Credit;

               (V) On demand from time to time by Lenders, an amount equal to all costs and expenses (including attorneys' fees and expenses) incurred by Lenders relative to the Letters of Credit (not otherwise reimbursed by Corporation to Lenders pursuant to this SECTION 2.3 or SECTION 2.4) or each Reimbursement Loan or the enforcement or preservation of any rights of Lenders under this Agreement, the other Transaction Documents, each Reimbursement Loan or the Reimbursement Loan Note, or in connection with the exercise or waiver of any of Lenders' discretionary rights under this Agreement, the Reimbursement Loan Note or under the other Transaction Documents; and,

               (VI) On demand from time to time by Lenders, interest, at the Default Rate, on any and all amounts unpaid by the Corporation when due under this Agreement or the Reimbursement Loan Note, but in no event shall such rates exceed the maximum rate of nonusurious interest allowed from time to time by law, as is now or, to the extent allowable by law, as hereinafter may be in effect, to be paid by the Corporation.

          Each such payment or reimbursement shall be deemed to be earned in full the date on which such amount is due and payable by the Corporation.

     (B) The Corporation agrees to pay, on demand from time to time by the Lenders, all reasonable costs and expenses incurred by the Lenders, in connection with (i) any transfer or amendment of the Letter of Credit or amendment of this Agreement, (ii) any review by the Lenders of the documents necessary for Lenders to honor a Drawing under the Letter of Credit, or relative to the Lenders' curing of any event of default by Borrower under any of the Transaction Documents, (iii) the exercise, enforcement or preservation of any rights of Lenders under this Agreement, (iv) any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain Lenders from paying any amount under the Letter of Credit, and (v) the waiver or amendment of any of the Lenders' rights under any of the Transaction Documents; PROVIDED, HOWEVER, that no payment shall be required under this SECTION 2.3(B) in respect of any cost or expense Lenders has incurred because of its gross negligence or willful misconduct if so determined by a court of competent jurisdiction.

     SECTION 2.4 REIMBURSEMENT. The Corporation agrees to pay to or reimburse Lenders in full for any and all Drawings made under the Letter of Credit on the date any Drawing is made. Any amount drawn under a Letter of Credit shall be, to the extent permitted by and in accordance with SECTION 2.8 hereof, automatically converted into a Reimbursement Loan. A Reimbursement Loan, when made, will satisfy the reimbursement obligation of the Corporation to Lenders in the principal amount of such Reimbursement Loan.

     SECTION 2.5 SECURITY. The obligations of the Corporation under this Agreement, including, without limitation, the Corporation's obligations to make payments under SECTIONS 2.3 and
2.4 hereof, are secured by the Collateral identified and described as security therefore in the Security Agreement.

     SECTION 2.6 PLACE OF PAYMENT. All payments to be made by the Corporation to the Lenders hereunder shall be made in lawful currency of the United States of America and in immediately available funds by wire to the following accounts to the appropriate Lender:

               J. F. Shea Co., Inc.
               c/o Wells Fargo Bank
               420 Montgomery Street
               San Francisco, CA
               ABA # 121000248
               Account # 4776-019002

               The Hambrecht 1980 Revocable Trust
               c/o Union Bank of California
               400 California Street
               San Francisco, CA  94104
               ABA:  121000496
               Account #:  0012913414
               Account Name:  William R. Hambrecht Account

or at such other address as Lenders may specify from time to time by notice to the Corporation.

     SECTION 2.7 TERMINATION OF AGREEMENT. This Agreement (except for the obligations of the Corporation set forth in SECTIONS 2.3(B) and 9.4) shall terminate at such time as the Letters of Credit shall have expired and when all amounts due and payable to Lenders hereunder shall be paid in full (the "Termination Date").

     SECTION 2.8    REIMBURSEMENT LOANS.

          (A) Each Lender agrees, upon the terms, subject to the conditions and relying upon the representations and warranties set forth in this Agreement and the other Transaction Documents, that, unless an Event of Default shall have occurred and be continuing a Drawing under a Letter of Credit that is not repaid in full by the Corporation on the date thereof shall automatically be converted into a Reimbursement Loan. On and as of the date of the making of each Reimbursement Loan, the Corporation shall be deemed to have
(A) remade, ratified and confirmed all representations and warranties of the Corporation contained in SECTION 5.1 of this Agreement, and (B) certified compliance with all covenants contained in ARTICLE 6 hereof.

          (B) The principal amount of each Reimbursement Loan shall not exceed the applicable Maximum Credit available under the Letter of Credit on such date. All the Reimbursement Loans with each Lender shall be evidenced by a single Reimbursement Loan Note to each Lender substantially in the forms of EXHIBIT A and EXHIBIT B hereto with appropriate insertions, duly executed and delivered by the Corporation to the respective Lender, dated by each Lender on the attached schedule the date of each Drawing under a Letter of Credit that gives rise to a Reimbursement Loan, and payable to a Lender or its assigns in an amount equal to the amount drawn on the Letter of Credit that is not reimbursed as provided in the first sentence of SECTION 2.4 of this Agreement. The principal amount of each Reimbursement Loan, together with any unpaid and accrued interest thereon, shall be due and payable on the later of
(a) the first anniversary of such Reimbursement Loan or (b) such time as the Letter of Credit shall have expired.

          (C) Each Reimbursement Loan shall bear interest at the Interest Rate. Such interest shall be calculated on the basis of a 365 or 366 day year and actual number of days elapsed. Lenders shall, and is hereby authorized by the Corporation to, date the schedule attached to the Reimbursement Loan Notes the date of any Drawing under a Letter of Credit that is not reimbursed as provided in the first sentence of SECTION 2.4 of this Agreement and insert the amount (or the portion thereof not so reimbursed, as the case may be), and endorse on such schedule an appropriate notation evidencing the date and amount of each repayment and any other information provided for on such schedule; PROVIDED, HOWEVER, that the failure of Lenders to insert any such date or amount or set forth such repayments and other information on such schedule shall not in any manner affect the obligation of the Corporation to repay the related Reimbursement Loans in accordance with the terms of this Agreement.

          (D) Lenders agree that the Corporation may prepay a Reimbursement Loan in whole or in part without premium or penalty at any time.

                         ARTICLE 3

               CONDITIONS PRECEDENT TO ISSUANCE
                    OF LETTER OF CREDIT

     SECTION 3.1 DOCUMENTS TO BE RECEIVED. Lenders' obligations to cause the issuance of the Letters of Credit as set forth in
SECTION 2.1 hereof are subject to the conditions precedent that, on or prior to the Date of Delivery, Lenders shall receive the following documents, all in form and substance satisfactory to
Lenders:

          (A) executed counterparts of this Agreement, the Security Agreement and the Reimbursement Loan Note, which shall be duly executed and dated by the Corporation (except for the schedule attached thereto, which shall be undated and blank as to amount);

          (B) a certificate of the appropriate officer(s) of the Corporation certifying (i) that the statements contained in SECTIONS 3.2(A) and 5.1 are true and correct, (ii) the name and true signatures of the officers of the Corporation authorized to sign this Agreement and the other documents to be delivered by the Corporation hereunder and (iii) as to such other matters as Lenders shall determine, in substantially the form attached hereto as EXHIBIT E;

          (C) all filings, notices and recordings necessary to perfect the security interest granted Lenders pursuant to the Security Agreement shall have been delivered to Lenders;

          (D) the Warrant duly executed and delivered by Corporation in the form attached hereto as EXHIBIT F;

          (E) such other documents, certificates, instruments, approvals or filings as Lenders may reasonably deem necessary or appropriate.

     SECTION 3.2 OTHER CONDITIONS PRECEDENT. The Lenders' obligation to cause the issuance of the Letters of Credit as set forth in SECTION 2.1 hereof shall be subject to the additional conditions precedent that:

          (A) the following statements shall be true and correct on a Date of Delivery and Lenders shall have received a certificate signed by a duly authorized officer of the Corporation, dated the Date of Delivery to the following effect and to such other effects as the Lenders may request, substantially in the form attached hereto as EXHIBIT E:

               (I) the representations and warranties of the Corporation set forth in SECTION 5.1 hereof and in the other
Transaction Documents are true and correct as of the Date of Delivery as though made on and as of such date;

               (II) no event has occurred and is continuing, or would result directly or indirectly from the issuance of the Letters of Credit, which constitutes an Event of Default hereunder or which would constitute such an Event of Default, but for the requirement that notice be given or time elapse, or both; and

               (III) no "event of default" (however defined or designated) has occurred under any of the Transaction Documents, and no event has occurred and is continuing which would constitute such an event of default, but for the requirement that notice be given or time elapse, or both.

          (B) On or before the Date of Delivery, the Corporation shall have duly adopted a resolution authorizing the execution, delivery and performance by the Corporation of the Transaction Documents to which it is a party, and on and after the Date of Delivery such resolution shall continue to be in full force and effect.

                         ARTICLE 4

               OBLIGATIONS OF THE CORPORATION

     SECTION 4.1    OBLIGATIONS OF THE CORPORATION.

          (A) The obligations of the Corporation under this Agreement shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

               (I) any lack of validity or enforceability of any of the Transaction Documents (other than this Agreement) or any other agreement or instrument contemplated thereby or related thereto;

               (II) any amendment or waiver of or any consent to departure from all or any of the documents contemplated hereby;

               (III) the existence of any claim, setoff, defense or other rights which the Corporation may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom such beneficiary may be acting), the Lenders or any other Person, whether in connection with the Transaction or any unrelated transaction;

               (IV) any breach of contract or other dispute between the Corporation and any beneficiary of the Letters of Credit (or any persons or entities for whom any such beneficiary may be acting), Lenders, Issuing Bank, Bank or any other Person;

               (V) any statement or any other document presented under the Transaction Documents proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

               (VI) payment by the Issuing Bank under the Letters of Credit against presentation of a sight draft or certificate which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted an act of gross negligence or willful misconduct by Lenders as determined by a court of competent jurisdiction; or

               (VII) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Lenders, with or without notice to or approval by the Corporation, as the case may be, in respect of any of the Corporation's indebtedness to Lenders under this Agreement.

          (B) Lenders shall not be deemed to have waived or released any of its rights or remedies (whether specified in or arising under this Agreement or otherwise available to it by law or agreement) unless it signs a written waiver or release. Delay or failure to act on the Lenders' part shall not constitute a waiver of or otherwise preclude enforcement of any of its rights and remedies. All of Lenders' rights and remedies shall be cumulative and may be exercised singularly or concurrently. Lenders need not resort to any particular right or remedy before exercising or enforcing any other, and Lenders' resort to any right or remedy shall not preclude the exercise or enforcement of each other right and remedy.

                         ARTICLE 5

               REPRESENTATIONS AND WARRANTIES

     SECTION 5.1    REPRESENTATIONS AND WARRANTIES OF THE
CORPORATION.
The Corporation represents and warrants as follows:

          (A) ORGANIZATION AND POWERS. The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware and is authorized to transact business and exercise its power under the applicable laws of any state in which the conduct of its business or its ownership of property requires that it be so qualified except where failure to do so would not have a material adverse effect on the ability of the Corporation to conduct its business as currently conducted or as proposed or contemplated to be conducted.

          (B) AUTHORIZATION AND ABSENCE OF CONFLICTS. The execution, delivery and performance of the Transaction Documents
(i) have been duly authorized by all necessary action on the part of the Corporation, (ii) do not and will not conflict with, or result in a violation of, any provision of law, or any order, writ, rule or regulation of any court or governmental agency or instrumentality binding upon or applicable to the Corporation and
(iii) do not and will not conflict with, result in a violation of, or constitute a default under, any resolution, material agreement or instrument to which the Corporation is a party or by which the Corporation or any of its property is bound.

          (C)  BINDING OBLIGATION. Each of the Transaction
Documents will be a valid and binding obligation of the Corporation enforceable in accordance with its terms.

          (D) GOVERNMENTAL CONSENT OR APPROVAL. No consent, approval, permit, authorization or order of, or registration or filing with, any court or governmental agency, authority or other instrumentality not already obtained, given or made is required on the part of the Corporation for the execution, delivery and performance by the Corporation of any of the Transaction Documents.

          (E) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, arbitrator, governmental or other board, body or official, pending or, to the best knowledge of the Corporation, threatened against or affecting the Corporation, questioning the validity of any proceeding taken or to be taken by the Corporation in connection with the execution, delivery and performance by the Corporation of the Transaction Documents or seeking to prohibit, restrain or enjoin the execution, delivery or performance by the Corporation of any of the foregoing, nor, to the best knowledge of the Corporation, is there any basis therefor, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Corporation to perform its obligations under the Transaction Documents or (ii) have a material adverse effect on the ability of the Corporation to conduct its business as currently conducted or as proposed or contemplated to be conducted.

          (F) NO DEFAULTS BY THE CORPORATION. The Corporation is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Corporation is a party or by which the Corporation or any of its property is bound, except for such defaults as would not have a material adverse effect on the ability of the Corporation to conduct its business as currently conducted or as proposed or contemplated to be conducted.

          (G) INCORPORATION OF REPRESENTATIONS. The Corporation hereby makes to the Lenders the same representations and warranties as are made by the Corporation and set forth in any other Transaction Documents, which representations and warranties, as well as the defined terms contained therein (or in such defined terms), are hereby incorporated by reference with the same effect as if each and every such representation and warranty and defined term were set forth herein in its entirety. No amendment to such representations and warranties or defined terms made pursuant thereto shall be effective to amend such representations and warranties and defined terms as incorporated by reference herein without the consent of Lenders.

          (H) COMPLIANCE WITH LAWS. The Corporation is in material compliance with all provisions of applicable law.

                         ARTICLE 6

               COVENANTS OF THE CORPORATION

     SECTION 6.1    AFFIRMATIVE COVENANTS. So long as the
Termination Date has not occurred or so long as any amount is due and owing to Lenders hereunder, the Corporation will, unless
Lenders otherwise shall consent in writing:

          (A) DELIVERY OF INFORMATION, REPORTS AND OPINIONS. Furnish to Lenders the following: (i) as soon as possible and in any event within two (2) Business Days after the occurrence of (A) each Event of Default or any event or condition that, with the passage of time or the giving of notice or both, would constitute an Event of Default, under this Agreement, and (B) each "event of default" (however defined or designated) or any event or condition that, with the passage of time or the giving of notice or both, would constitute an "event of default" under any Transaction Document, a statement of an officer of the Corporation setting forth details thereof and the action which the Corporation proposes to take with respect thereto; (ii) audited financial statements, if any, of the Corporation within ten (10) days after the Corporation's receipt of the same from the respective accountants; and (iii) as promptly as practicable, written notice to the Lenders of all proceedings before any court or governmental authority which, if adversely determined, would materially and adversely affect (i) the ability of the Corporation to pay when due the principal of or any interest on the Reimbursement Loan Note or
(ii) the priority or enforceability of Lenders' security interest in the collateral.

          (B) PAYMENT OF INDEBTEDNESS. Duly and punctually pay or cause to be paid all principal and interest on the indebtedness of the Corporation legally due and owing to third parties, comply with and perform all conditions, terms and obligations of the notes or bonds evidencing such indebtedness and the security agreements, deeds of trust and mortgages securing such indebtedness, and upon being notified of or learning of a default or having made a determination not to pay an indebtedness when due, promptly inform Lenders of any such default, or anticipated default, under any such note, bond, security agreement, deed of trust or mortgage, and forward to the Lenders a copy of any notice of default or notice of an event that might result in default under any such note, bond, security agreement, deed of trust or mortgage;

          (C) ACCESS TO RECORDS AND AUDIT. Upon reasonable notice to Corporation (unless an Event of Default has occurred and is continuing, in which case no notice is necessary) (i) Corporation shall permit Lenders to at all times have full and free access during normal business hours to all the books and records and correspondence of Corporation, and Lenders or any agents or representatives of Lenders may examine the same, take extracts therefrom and make photocopies thereof, and Corporation agrees to render to Lenders, at Corporation's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto and (ii) Corporation shall permit Lender to discuss the Corporation's financial affairs with the Corporation's accountants; and permit Lenders to have all rights of the Corporation to audit, copy or make extracts of the records of MNB as are specified under the MNB Merchant Agreement and applicable to the Corporation's account.

          (D) RELATED COVENANTS. Fully and faithfully perform each of the covenants and agreements required of it pursuant to the provisions of the Transaction Documents;

          (E) FURTHER ACTION. At any and all times, insofar as it may be authorized to do so by law, pass, make, do, execute, acknowledge and deliver all and every such further resolutions, acts, deeds, conveyances, assignments, recordings, filings, transfers and assurances as may be necessary or reasonably desirable for the better assuring, conveying, granting, assigning and confirming the amounts due hereunder and under the Reimbursement Loan Note, or intended so to be, or which the Corporation may hereafter become bound to pledge or assign thereto;

          (F) COMPLIANCE WITH LAWS. Comply in all material respects with all applicable (A) laws (including, rules, regulations, writs, decrees and orders of all Federal, state, local or foreign courts or governmental agencies, authorities, instrumentalities or regulatory bodies and (B) rules, regulations and requirements necessary to maintain its operating and business licenses, authorizations and permits;

          (G) INCORPORATION OF COVENANTS. The Corporation hereby makes to Lenders the same covenants as are made by the Corporation and set forth in any other Transaction Document, which covenants, as well as the defined terms contained therein (or in such defined terms), are hereby incorporated by reference with the same effect as if each and every such covenant and defined term were set forth herein in its entirety. No amendment to such covenants or defined terms made pursuant thereto shall be effective to amend such covenants and defined terms as incorporated by reference herein without the consent of the Lenders.

     SECTION 6.2 NEGATIVE COVENANTS. So long as the Termination Date has not occurred or any amount remains due and owing to Lenders hereunder, unless the Lenders otherwise shall consent in writing, the Corporation agrees not to issue any indebtedness which would be secured (whether on a senior, parity or junior lien basis) by any pledge of or security interest in the Collateral.

                         ARTICLE 7

                    EVENTS OF DEFAULT

     SECTION 7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall be an "Event of Default" hereunder unless waived by Lenders pursuant to SECTION 9.1 hereof:

          (A) the Corporation shall fail to pay when due any amount specified under the terms of this Agreement, including, without limitation, amounts due under any of the Reimbursement
Loan Notes;

          (B) any representation or warranty made by the Corporation pursuant to SECTION 5.1 hereof or under the Security
Agreement or any other Transaction Document shall prove to have been incorrect in any material respect when made;

          (C) the Corporation shall fail to perform or observe any other term, covenant or agreement contained in this Agreement (other than those specifically referenced in SECTION 7.1(A) and (B) above) or any other Transaction Document and such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Corporation, by Lenders;

          (D) an "event of default" (however defined or designated) under any Transaction Document shall have occurred and be continuing;

          (E) an event of default under any indebtedness of the Corporation from time to time outstanding or under any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000) or that could materially and adversely affect the ability of the Corporation to pay when due the principal of or any interest on any outstanding amounts under a Reimbursement Loan Note.

          (F) any material provision of this Agreement or the other Transaction Documents shall at any time for any reason cease to be valid and binding on the Corporation, or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Corporation or any governmental agency or authority, and the happening of the events heretofore set forth in this SUBSECTION (F) shall materially and adversely affect Lenders' rights under this Agreement or under any other Transaction Document, including its security interest in the collateral or the Corporation shall deny that it has any or further liability or obligation under this Agreement or any other Transaction Document;

          (G) Lenders shall fail to have a valid and enforceable perfected first priority security interest under the Security
Agreement, subject only to the Permitted Liens;

          (H) The occurrence of (or with the giving of notice, lapse of time, determination of materiality or the fulfillment of any other applicable condition or any combination of the foregoing, might constitute) a default by Borrower under, or the termination of, the Credit Card Agreement; or

          (I)  an Act of Bankruptcy.

                         ARTICLE 8

                    RIGHTS AND REMEDIES

     SECTION 8.1    RIGHTS AND REMEDIES.

          (A) DEFAULTS UNDER THIS AGREEMENT. Upon the occurrence of an Event of Default hereunder, or at any time thereafter while such default continues, Lenders, in their sole discretion, may do any one or more of the following:

               (I) send notice of such Event of Default to the Corporation;

               (II) declare the Reimbursement Loan Note, if outstanding, and any and all amounts due and owing under this Agreement or under the other Transaction Documents, to be immediately due and payable;

               (III)     terminate the Letter of Credit; and

               (IV) exercise any rights and remedies available to it by law or under this Agreement, the Security Agreement, any other Transaction Document or any other agreement, document or instrument contemplated hereby.

          (B) DEFAULTS UNDER THE MERCHANT AGREEMENTS. Lenders may cure an event of default under the MNB Merchant Agreement;
PROVIDED, HOWEVER, that nothing contained herein shall obligate
Lenders to cure any such event of default.

                         ARTICLE 9

                       MISCELLANEOUS

     SECTION 9.1 MODIFICATION OF AGREEMENT. No modification or waiver of any provision of this Agreement, and no consent to any departure by the Corporation therefrom, shall be effective unless the same shall be in writing and signed by Lenders and the Corporation and no modification or waiver of any provision of the Letters of Credit, and no consent to any departure by the Corporation or MNB therefrom, shall in any event be effective unless the same shall be in writing and signed by Lenders. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Corporation in any case shall entitle the Corporation to or any other or further notice or demand in the same, similar or other circumstances.

     SECTION 9.2 WAIVER OF RIGHTS BY LENDERS; REMEDIES. No course of dealing or failure or delay on the part of Lenders in exercising any right, power or privilege hereunder or under the Letters of Credit shall operate as a waiver hereof or thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The rights of Lenders under this Agreement are cumulative and not exclusive of any rights or remedies which Lenders would otherwise have.

     SECTION 9.3 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) upon receipt at the address specified below after having been sent by certified or registered mail, return receipt requested, postage prepaid; or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address set forth below:

If to the Corporation:

Vanguard Airlines, Inc.
7000 Squibb Road
Third Floor
Mission, KS  66202
Attention: Brian Gillman, Vice President
     and General Counsel
Facsimile:  (913) 789-1351

If to Lenders:

W. R. Hambrecht & Company
attn:  William R. Hambrecht
550 Fifteenth Street
San Francisco, CA 94103
Facsimile:  415-551-8686

J. F. Shea Co., Inc.
attn:  Edmund Shea, Jr.
655 Brea Canyon Road
Walnut, CA  91789-3010
Facsimile:  909-869-0840

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     SECTION 9.4 INDEMNIFICATION. In addition to other amounts payable by the Corporation under this Agreement, the Corporation hereby agrees to the fullest extent permitted by applicable law, to protect, defend, indemnify and hold harmless each Lender and, its affiliates and assignees, the Issuing Banks, and their respective directors, officers, employees, agents, counsel, successors and assigns from and against any and all claims, demands, judgments, damages, actions, injuries, losses, liabilities, penalties, costs, charges and expenses whatsoever which such Person may (or which may be claimed against such Person whatsoever), including, without limitation, the fees and expenses of counsel for such Person by reason of or in connection with: (a) the issuance of the Letters of Credit; or (b) the Transaction Documents or any act or omission by them with respect thereto, including all reasonable fees or expenses resulting from the settlement or defense of any claims or liabilities arising as a result of any such breach or default; PROVIDED, HOWEVER, that the Corporation shall not be required to indemnify any such Person for any claims, demands, damages, losses, liabilities, costs, charges and expenses to the extent, but only to the extent, that a court of competent jurisdiction determines that resulted from the gross negligence or willful misconduct of such Persons. The indemnification obligations in this SECTION 9.4 shall survive the expiration of this Agreement or the Letters of Credit.

     SECTION 9.5 LIABILITY OF LENDERS. The Corporation assumes all risks of the acts or omissions of MNB and any transferee of the Letters of Credit with respect to its use of the Letters of Credit or the proceeds thereof; PROVIDED, HOWEVER, this assumption is not intended to, and shall not, preclude the Corporation from pursuing such rights and remedies as it may have against MNB at law or under the MNB Merchant Agreement or any other agreement. Neither the Lenders nor any Person participating in the Letters of Credit or the Reimbursement Loan Note shall be liable or responsible for: (a) the use which may be made of the Letters of Credit or the proceeds thereof or for any acts or omissions of MNB and any transferee of the Letters of Credit in connection therewith; (b) the validity, sufficiency or genuineness of documents presented under the Letters of Credit, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; PROVIDED, HOWEVER, (a) and (b) to the contrary notwithstanding, the Corporation shall have a claim against the Lenders, and the Lenders shall be liable to the Corporation, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Corporation which the Corporation proves, as determined by a court of competent jurisdiction, were caused by (i) Lenders' gross negligence or (ii) Lenders' willful act that prevents payment under the Letters of Credit after the presentation to Issuing Bank by MNB (or a successor under the MNB Merchant Agreement to whom the Letters of

Credit has been transferred in accordance with its terms) of a sight draft and all required certificates strictly complying with the terms and conditions of the Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; PROVIDED, HOWEVER, that if Lenders shall receive timely written notification from each of MNB or the Corporation and that sufficiently identifies (in the reasonable opinion of Lenders) documents that thereafter may be presented to Issuing Bank or Lenders which are not to be honored, Lenders agrees to use its best efforts to avoid honoring such documents thereafter. Lenders assumes no responsibility for any failure or delay in the transmission to MNB of funds drawn under the Letters of Credit through the federal funds wire system.

     SECTION 9.6 PARTICIPATIONS. Lenders may participate to other Persons and institutions of the Lenders' choosing all or any portion of its obligations under the Letter of Credit and the obligations of the Corporation under the Reimbursement Loan Note. No such participation shall relieve the Lenders of its obligations hereunder nor shall it cause an increase in Corporation's obligations under this Agreement, including under SECTION 2.3(B) above.

     SECTION 9.7 SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to the Lenders, the determination of such satisfaction shall be made by Lenders in its sole and exclusive judgment exercised in good faith.

     SECTION 9.8 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Agreement, the Reimbursement Loan Note and the other Transaction Documents, and any obligations arising hereunder or thereunder, shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

     SECTION 9.9 WAIVER OF JURY TRIAL. THE CORPORATION HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE REIMBURSEMENT LOAN NOTE, THE OTHER TRANSACTION DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, THE REIMBURSEMENT LOAN NOTE OR THE OTHER TRANSACTION DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN

THE CORPORATION, ON THE ONE HAND, AND LENDERS, ON THE OTHER HAND.

     SECTION 9.10 JURISDICTION: SERVICE OF PROCESS. The Corporation hereby irrevocably consents to the jurisdiction of the Courts of the State of California, County of San Francisco and of any Federal Court located in the county of San Francisco California, and agree that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the other Transaction Documents, or any document or instrument delivered pursuant to this Agreement or the other Transaction Documents. Corporation waives any right it may have to assert the doctrine of forum non-conveniens or to object to such venue, and consents to any court ordered relief. Corporation waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such Court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Corporation. If Corporation fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of the same forum, or the taking of any action under the Transaction Documents to enforce the same, in any appropriate jurisdiction. Nothing herein shall affect the right of Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Corporation in any other jurisdiction.

     SECTION 9.11 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made in this Agreement shall survive the issuance of the Letters of Credit by Issuing Bank and shall continue in full force and effect so long as the Letters of Credit shall be unexpired or any sums drawn or due hereunder or under the Reimbursement Loan Note shall be outstanding and unpaid, regardless of any investigation made by any Person and so long as any amount payable hereunder remains unpaid. Whenever in this Agreement Lenders is referred to, such reference shall be deemed to include the successors and assigns of Lenders, and all covenants, promises and agreements by or on behalf of the Corporation which are contained in this Agreement shall inure to the benefit of the successors and assigns of Lenders and such other Persons as are indemnified herein, subject to such limitations as are set forth in SECTION 9.6 above regarding participations. The rights and duties of the Corporation, however, may not be assigned or transferred, except as specifically provided in this Agreement or with the prior written consent of the Lenders, and all obligations of the Corporation shall continue in full force and effect notwithstanding any assignment by the Corporation of any of their respective rights or obligations under any of the Transaction Documents or the Reimbursement Loan Note or any entering into, or consent by the Corporation supplement or amendment to any of the Transaction Documents.

     SECTION 9.12 SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.13   HEADINGS.  The various headings in this
Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this agreement or any provisions hereof.

     SECTION 9.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification thereof has been received by Corporation and Lenders.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

CORPORATION:                  VANGUARD AIRLINES, INC.

                              By:
                                   -----------------------------
                              Printed Name:
                                             ------------------
                              Title:
                                     ---------------------------

ATTEST:


------------------------------
Name: Brian Gillman

Title: Vice President, General
     Counsel and Secretary


                              THE HAMBRECHT 1980 REVOCABLE TRUST,
                              WILLIAM R. HAMBRECHT AS TRUSTEE


                              By:
                                   -------------------------------
                              Printed Name:
                                             --------------------
                              Title:
                                        --------------------------


                              J. F. SHEA CO., INC.


                              By:
                                   -------------------------------
                              Printed Name:
                                             --------------------
                              Title:
                                        --------------------------

                         EXHIBIT A

                         FORM OF
                    REIMBURSEMENT LOAN NOTE


$2,000,000                    SAN FRANCISCO, CALIFORNIA
                                        JANUARY 18, 1999

     FOR VALUE RECEIVED, VANGUARD AIRLINES, INC., a Delaware corporation (the "Corporation") hereby unconditionally promises to pay to the order of J. F. SHEA CO., INC., a Nevada Corporation ("Shea"), or its assigns, in lawful money of the United States of America and in immediately available funds, the sum of Two Million Dollars ($2,000,000) or so much thereof as from time to time may be advanced hereunder pursuant to SECTION 2.8 of that certain Reimbursement Agreement, dated as of January 18, 1999, between the Corporation and Lenders, as amended from time to time (the "Agreement"), in connection with drawings under the certain Letter of Credit No. NZS316225 dated January 15, 1999, issued by Wells Fargo Bank, N.A. in favor of MICHIGAN NATIONAL BANK (including any amendment thereof or substitute therefor or replacement thereof) (collectively, the "Letters of Credit") in accordance with the terms and conditions set forth in the Agreement. Borrower shall also pay interest (calculated on the basis of a 365 or 366 day year and actual number of days elapsed) on such sum or the portion thereof from time to time outstanding hereunder, monthly, at the rates and in accordance with the terms and conditions set forth in the Agreement.

     This Reimbursement Loan Note is issued under and is subject to the terms and conditions of the Agreement. All definitions, terms, conditions, rights and provisions set forth in the Agreement, are hereby incorporated herein in their entirety.

     Annexed hereto and made a part hereof is a schedule (the "Loan and Repayment Schedule") on which shall be shown all advances by Shea pursuant to the Agreement (each such advance, a "Reimbursement Loan") and all repayments of principal made to Shea hereunder. The Corporation hereby appoints Shea as its agent to endorse the date and the amount of each such Reimbursement Loan or principal repayment made hereunder. Such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that failure to make any such endorsement (or any errors in notation) shall not affect in any manner the obligations of Corporation with respect to the amounts payment hereunder.

     This Reimbursement Loan Note is subject to acceleration upon the occurrence of certain events as provided in the Agreement. The Corporation shall have the right to prepay this Reimbursement Loan Note in whole or in part, without penalty or premium, at any time.

     All payments or prepayments of principal of and interest on this Reimbursement Loan Note shall be payable to the Account of Shea as specified in SECTION 2.6 of the Agreement.

     All payments and prepayments hereon shall be applied FIRST, to costs and expenses and other amounts due and owing to Shea under the Agreement; SECOND, to accrued interest then payable; and THIRD to principal of the Reimbursement Loans in chronological order of funding of the Reimbursement Loans and within each Reimbursement Loan in inverse chronological order of principal amortization.

     The full amount of this Reimbursement Loan Note is secured by the Collateral identified and described as security therefor in that certain Security Agreement executed and delivered by Corporation as of January 18, 1999. Corporation shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement. In addition, Corporation shall not suffer any other matter whereby an interest of Shea under the Security Agreement in the Collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might by impaired, except as permitted pursuant to the Security Agreement.

     The Corporation hereby waives presentment, demand, protest, notice of protest or other notice of dishonor of any kind or of non-payment of this Reimbursement Loan Note, and promises to pay all reasonable costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     No extension of the time for the payment of this Reimbursement Loan Note or any installment hereof made by agreement with any Person now or hereafter liable for the payment of this Reimbursement Loan Note shall operate to release or discharge the original liability under this Reimbursement Loan
Note, either in whole or in part, of the Corporation.

     This Reimbursement Loan Note is to be construed according to the laws of the State of California, without regard to principles of conflict of laws.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Shea and shall extend to any holder hereof.

CORPORATION:                  VANGUARD AIRLINES, INC.

                              By:
                                   ----------------------
                              Printed Name:
                                             --------------------
                              Title:
                                      --------------------------

                    REIMBURSEMENT LOAN NOTE


$2,000,000                         San Francisco, California
                                        January 18, 1999

     FOR VALUE RECEIVED, VANGUARD AIRLINES, INC., a Delaware corporation (the "Corporation") hereby unconditionally promises to pay to the order of J. F. SHEA CO., INC., a Nevada Corporation ("SHEA"), or its assigns, in lawful money of the United States of America and in immediately available funds, the sum of Two Million Dollars ($2,000,000) or so much thereof as from time to time may be advanced hereunder pursuant to SECTION 2.8 of that certain

Reimbursement Agreement, dated as of January 18, 1999 between the Corporation and Shea, as amended from time to time (the "Agreement"), in connection with drawings under the certain Letter of Credit No. NZS316225 dated January 15, 1999, issued by Wells Fargo Bank, N.A. in favor of Michigan National Bank (including any amendment thereof or substitute therefor or replacement (the "Letter of Credit") in accordance with the terms and conditions set forth in the Agreement. Borrower shall also pay interest (calculated on the basis of a 365 or 366 day year and actual number of days elapsed) on such sum or the portion thereof from time to time outstanding hereunder, monthly, at the rates and in accordance with the terms and conditions set forth in the Agreement.

     This Reimbursement Loan Note is issued under and is subject to the terms and conditions of the Agreement. All definitions, terms, conditions, rights and provisions set forth in the Agreement, are hereby incorporated herein in their entirety.

     Annexed hereto and made a part hereof is a schedule (the "Loan and Repayment Schedule") on which shall be shown all advances by Shea pursuant to the Agreement (each such advance, a "Reimbursement Loan") and all repayments of principal made to Shea hereunder. The Corporation hereby appoints Shea as its agent to endorse the date and the amount of each such Reimbursement Loan or principal repayment made hereunder. Such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that failure to make any such endorsement (or any errors in notation) shall not affect in any manner the obligations of Corporation with respect to the amounts payment hereunder.

     This Reimbursement Loan Note is subject to acceleration upon the occurrence of certain events as provided in the Agreement. The Corporation shall have the right to prepay this Reimbursement Loan Note in whole or in part, without penalty or premium, at any time.

     All payments or prepayments of principal of and interest on this Reimbursement Loan Note shall be payable to the Account of Shea as specified in SECTION 2.6 of the Agreement.

     All payments and prepayments hereon shall be applied FIRST, to costs and expenses and other amounts due and owing to Shea under the Agreement; SECOND, to accrued interest then payable; and THIRD to principal of the Reimbursement Loans in chronological order of funding of the Reimbursement Loans and within each Reimbursement Loan in inverse chronological order of principal amortization.

     The full amount of this Reimbursement Loan Note is secured by the Collateral identified and described as security therefor in that certain Security Agreement executed and delivered by Corporation as of January 18, 1999. Corporation shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement. In addition, Corporation shall not suffer any other matter whereby an interest of Shea under the Security Agreement in the Collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might by impaired, except as permitted pursuant to the Security Agreement.

     The Corporation hereby waives presentment, demand, protest, notice of protest or other notice of dishonor of any kind or of non-payment of this Reimbursement Loan Note, and promises to pay all reasonable costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     No extension of the time for the payment of this Reimbursement Loan Note or any installment hereof made by agreement with any Person now or hereafter liable for the payment of this Reimbursement Loan Note shall operate to release or discharge the original liability under this Reimbursement Loan
Note, either in whole or in part, of the Corporation.

     This Reimbursement Loan Note is to be construed according to the laws of the State of California, without regard to principles of conflict of laws.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Shea and shall extend to any holder hereof.

CORPORATION:                  VANGUARD AIRLINES, INC.

                              By:
                                   -------------------------------
                              Printed Name:
                                             --------------------
                              Title:
                                     --------------------------

                         EXHIBIT B

                         FORM OF
                    REIMBURSEMENT LOAN NOTE


$2,000,000                         SAN FRANCISCO, CALIFORNIA
                                   JANUARY 18, 1999

     FOR VALUE RECEIVED, VANGUARD AIRLINES, INC., a Delaware corporation (the "Corporation") hereby unconditionally promises to pay to the order of THE HAMBRECHT 1980 REVOCABLE TRUST (THE "HAMBRECHT TRUST"), or its assigns, in lawful money of the United States of America and in immediately available funds, the sum of Two Million Dollars ($2,000,000) or so much thereof as from time to time may be advanced hereunder pursuant to SECTION 2.8 of that certain Reimbursement Agreement, dated as of January 18, 1999, by and among the Corporation and Hambrecht Trust, as amended from time to time (the "Agreement"), in connection with drawings under the certain Standby Letter of Credit No. V01-519 dated January 19, 1999, issued by the Union Bank of California, N.A. in favor of MICHIGAN NATIONAL BANK (including any amendment thereof or substitute therefor or replacement thereof) (collectively, the "Letters of Credit") in accordance with the terms and conditions set forth in the Agreement. Borrower shall also pay interest (calculated on the basis of a 365 or 366 day year and actual number of days elapsed) on such sum or the portion thereof from time to time outstanding hereunder, monthly, at the rates and in accordance with the terms and conditions set forth in the Agreement.

     This Reimbursement Loan Note is issued under and is subject to the terms and conditions of the Agreement. All definitions, terms, conditions, rights and provisions set forth in the Agreement, are hereby incorporated herein in their entirety.Annexed hereto and made a part hereof is a schedule (the "Loan and Repayment Schedule") on which shall be shown all advances by Hambrecht Trust pursuant to the Agreement (each such advance, a "Reimbursement Loan") and all repayments of principal made to Hambrecht Trust hereunder. The Corporation hereby appoints Hambrecht Trust as its agent to endorse the date and the amount of each such Reimbursement Loan or principal repayment made hereunder. Such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that failure to make any such endorsement (or any errors in notation) shall not affect in any manner the obligations of Corporation with respect to the amounts payment hereunder.

     This Reimbursement Loan Note is subject to acceleration upon the occurrence of certain events as provided in the Agreement. The Corporation shall have the right to prepay this Reimbursement Loan Note in whole or in part, without penalty or premium, at any time.

     All payments or prepayments of principal of and interest on this Reimbursement Loan Note shall be payable to the Account of Hambrecht Trust as specified in SECTION 2.6 of the Agreement.

     All payments and prepayments hereon shall be applied FIRST, to costs and expenses and other amounts due and owing to Hambrecht Trust under the Agreement; SECOND, to accrued interest then payable; and THIRD to principal of the Reimbursement Loans in chronological order of funding of the Reimbursement Loans and within each Reimbursement Loan in inverse chronological order of principal amortization.

     The full amount of this Reimbursement Loan Note is secured by the Collateral identified and described as security therefor in that certain Security Agreement executed and delivered by Corporation as of January 18, 1999. Corporation shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement. In addition, Corporation shall not suffer any other matter whereby an interest of Hambrecht Trust under the Security Agreement in the collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might by impaired, except as permitted pursuant to such Security Agreement.

     The Corporation hereby waives presentment, demand, protest, notice of protest or other notice of dishonor of any kind or of non-payment of this Reimbursement Loan Note, and promises to pay all reasonable costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     No extension of the time for the payment of this Reimbursement Loan Note or any installment hereof made by agreement with any Person now or hereafter liable for the payment of this Reimbursement Loan Note shall operate to release or discharge the original liability under this Reimbursement Loan
Note, either in whole or in part, of the Corporation.

     This Reimbursement Loan Note is to be construed according to the laws of the State of California, without regard to principles of conflict of laws.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Lenders and shall extend to any holder hereof.

CORPORATION:                  VANGUARD AIRLINES, INC.

                              By:
                                   -------------------------------
                              Printed Name:
                                             --------------------
                              Title:
                                     ---------------------------

                    REIMBURSEMENT LOAN NOTE


$2,000,000                         San Francisco, California
                                   January 18, 1999

     FOR VALUE RECEIVED, VANGUARD AIRLINES, INC., a Delaware corporation (the "Corporation") hereby unconditionally promises to pay to the order of THE HAMBRECHT 1980 REVOCABLE TRUST (the "HAMBRECHT TRUST"), or their assigns, in lawful money of the United States of America and in immediately available funds, the sum of Two Million Dollars ($2,000,000) or so much thereof as from time to time may be advanced hereunder pursuant to SECTION 2.8 of that certain Reimbursement Agreement, dated as of January 18, 1999 by and among the Corporation and Hambrecht Trust, as amended from time to time (the "Agreement"), in connection with drawings under the certain Standby Letter of Credit No. V01-519 dated January 19, 1999, issued by the Union Bank of California, N.A. in favor of Michigan National Bank (including any amendment thereof or substitute therefor or replacement (the "Letter of Credit") in accordance with the terms and conditions set forth in the Agreement. Borrower shall also pay interest (calculated on the basis of a 365 or 366 day year and actual number of days elapsed) on such sum or the portion thereof from time to time outstanding hereunder, monthly, at the rates and in accordance with the terms and conditions set forth in the Agreement.

     This Reimbursement Loan Note is issued under and is subject to the terms and conditions of the Agreement. All definitions, terms, conditions, rights and provisions set forth in the Agreement, are hereby incorporated herein in their entirety.

     Annexed hereto and made a part hereof is a schedule (the "Loan and Repayment Schedule") on which shall be shown all advances by Hambrecht Trust pursuant to the Agreement (each such advance, a "Reimbursement Loan") and all repayments of principal made to

Hambrecht Trust hereunder.  The Corporation hereby appoints
Hambrecht Trust as its agent to endorse the date and the amount of each such Reimbursement Loan or principal repayment made hereunder. Such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that failure to make any such endorsement (or any errors in notation) shall not affect in any manner the obligations of Corporation with respect to the amounts payment hereunder.

     This Reimbursement Loan Note is subject to acceleration upon the occurrence of certain events as provided in the Agreement. The Corporation shall have the right to prepay this Reimbursement Loan Note in whole or in part, without penalty or premium, at any time.

     All payments or prepayments of principal of and interest on this Reimbursement Loan Note shall be payable to the Account of Hambrecht Trust as specified in SECTION 2.6 of the Agreement.

     All payments and prepayments hereon shall be applied FIRST, to costs and expenses and other amounts due and owing to Hambrecht Trust under the Agreement; SECOND, to accrued interest then payable; and THIRD to principal of the Reimbursement Loans in chronological order of funding of the Reimbursement Loans and within each Reimbursement Loan in inverse chronological order of principal amortization.

     The full amount of this Reimbursement Loan Note is secured by the Collateral identified and described as security therefor in that certain Security Agreement executed and delivered by Corporation as of January 18, 1999. Corporation shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement. In addition, Corporation shall not suffer any other matter whereby an interest of Hambrecht Trust under the Security Agreement in the collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might by impaired, except as permitted pursuant to such Security Agreement.

     The Corporation hereby waives presentment, demand, protest, notice of protest or other notice of dishonor of any kind or of non-payment of this Reimbursement Loan Note, and promises to pay all reasonable costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

     The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

     No extension of the time for the payment of this Reimbursement Loan Note or any installment hereof made by agreement with any Person now or hereafter liable for the payment of this Reimbursement Loan Note shall operate to release or discharge the original liability under this Reimbursement Loan
Note, either in whole or in part, of the Corporation.

     This Reimbursement Loan Note is to be construed according to the laws of the State of California, without regard to principles of conflict of laws.

     The provisions of this Note shall inure to the benefit of and be binding on any successor to Hambrecht Trust and shall extend to any holder hereof.

CORPORATION:                  VANGUARD AIRLINES, INC.

                              By:
                                   -------------------------------
                              Printed Name:
                                             --------------------
                              Title:
                                        --------------------------

                         EXHIBIT C

                      LETTER OF CREDIT

                    J. F. SHEA CO., INC.

                         EXHIBIT D

                      LETTER OF CREDIT

     THE HAMBRECHT 1980 REVOCABLE TRUST, WILLIAM R. HAMBRECHT AS
                         TRUSTEE

                         EXHIBIT E

                         FORM OF
     CERTIFICATE RELATING TO ACCURACY OF CERTAIN CORPORATION
               REPRESENTATIONS CONTAINED IN, AND THE
          AUTHORIZATION TO EXECUTE, CERTAIN DOCUMENTS

     We, the undersigned, DO HEREBY CERTIFY to J. F. Shea Co.,
Inc., a Nevada Corporation and The Hambrecht 1980 Revocable Trust, William R. Hambrecht as Trustee (collectively, the "Lenders") that:

          1.   We are the duly qualified and acting Vice President
- Finance, and Secretary, respectively, of Vanguard Airlines, Inc. (the "Corporation").

          2. The statements contained in SECTIONS 3.2 and 5.1 of the Reimbursement Agreement (the "Agreement"), dated as of January 18, 1999 by and among the Corporation and the Lenders are true and correct as of the date hereof.

          3. The names and true signatures of the officers of the Corporation authorized to sign the Agreement, and the other documents to be delivered by the Corporation under the Agreement, are as follows:

NAME                SIGNATURE           TITLE

Robert J. Spane     ------------------  Chairman of the Board,
                                        President and CEO

William A. Garrett  ------------------  Vice President -
                                        Finance and Chief
                                        Financial Officer

Brian S. Gillman    ------------------  Vice President,
                                        General Counsel and
                                        Secretary

     4. All conditions precedent to the issuance of the Letter of Credit have been satisfied by the Corporation.

     5. No Event of Default has occurred and is continuing, or no event which would result directly or indirectly from the execution and delivery of the Agreement by the Corporation or the issuance of the Letter of Credit which constitutes an Event of Default or which would constitute such an Event of Default but for the requirement that notice be given or time elapse, or both.

     6. All capitalized terms not otherwise defined shall have the meaning ascribed thereto in the Agreement.


     IN WITNESS WHEREOF, we have hereunto set our hands and the seal of the Corporation as of January 18, 1999.

VANGUARD AIRLINES, INC.


By:
--------------------
Printed Name: William A. Garrett

Title:  Vice President


By:---------------------------

Printed Name: Brian S. Gillman

Title:  Secretary

     CERTIFICATE RELATING TO ACCURACY OF CERTAIN CORPORATION
               REPRESENTATIONS CONTAINED IN, AND THE
          AUTHORIZATION TO EXECUTE, CERTAIN DOCUMENTS

     We, the undersigned, DO HEREBY CERTIFY to J. F. Shea Co.,
Inc., a Nevada Corporation and The Hambrecht 1980 Revocable Trust
(collectively, the "Lenders") that:

     1.   We are the duly qualified and acting Vice President -
Finance, and Secretary, respectively, of Vanguard Airlines, Inc.
(the "Corporation").

     2. The statements contained in SECTIONS 3.2 and 5.1 of the Reimbursement Agreement (the "Agreement"), dated as of January 18, 1999 by and among the Corporation and the Lenders are true and correct as of the date hereof.

     3. The names and true signatures of the officers of the Corporation authorized to sign the Agreement, and the other documents to be delivered by the Corporation under the Agreement, are as follows:

NAME                  SIGNATURE           TITLE

Robert J. Spane     ------------------- Chairman of the Board,
                                        President and CEO

William A. Garrett  ------------------- Vice President -
                                        Finance and Chief
                                        Financial Officer

Brian S. Gillman    ------------------- Vice President, General
                                        Counsel and Secretary

     4. All conditions precedent to the issuance of the Letter of Credit have been satisfied by the Corporation.

     5. No Event of Default has occurred and is continuing, or no event which would result directly or indirectly from the execution and delivery of the Agreement by the Corporation or the issuance of the Letter of Credit which constitutes an Event of Default or which would constitute such an Event of Default but for the requirement that notice be given or time elapse, or both.

     6. All capitalized terms not otherwise defined shall have the meaning ascribed thereto in the Agreement.

     IN WITNESS WHEREOF, we have hereunto set our hands and the seal of the Corporation as of January 18, 1999.

VANGUARD AIRLINES, INC.


By:
----------------------------
Printed Name: William A. Garrett

Title:  Vice President - Finance
and Chief Financial Officer


By:
------------------------------
Printed Name: Brian S. Gillman

Title:  Vice President, General
Counsel and Secretary

                    REIMBURSEMENT AGREEMENT

                         BY AND AMONG

                    VANGUARD AIRLINES, INC.

                            AND

               THE HAMBRECHT 1980 REVOCABLE TRUST

                            AND

                    J. F. SHEA CO., INC.

               DATED AS OF JANUARY 18, 1999

               RELATING TO THE ISSUANCE OF

                    LETTERS OF CREDIT
               in the aggregate amount of

                         $4,000,000

                    TABLE OF CONTENTS

                                                       PAGE

ARTICLE 1  DEFINITIONS                                 1.
Section 1.1    Definitions                             1.
Section 1.2    Construction                            4.

ARTICLE 2  LETTER OF CREDIT                            4.
Section 2.1    Amount and Terms of Letter of Credit    4.
Section 2.2    Drawings and Reinstatement              5.
Section 2.3    Fees and Other Payment                  5.
Section 2.4    Reimbursement                           6.
Section 2.5    Security                                6.
Section 2.6    Place of Payment                        6.
Section 2.7    Termination of Agreement                7.
Section 2.8    Reimbursement Loans                     7.

ARTICLE 3  CONDITIONS PRECEDENT TO ISSUANCE OF LETTER
                OF CREDIT                              8.
Section 3.1    Documents To Be Received                8.
Section 3.2    Other Conditions Precedent              9.

ARTICLE 4  OBLIGATIONS OF THE CORPORATION              9.
Section 4.1    Obligations of the Corporation          9.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES              11.
Section 5.1    Representations and Warranties of the
               Corporation                             11.

ARTICLE 6  COVENANTS OF THE CORPORATION                12.
Section 6.1    Affirmative Covenants                   12.
Section 6.2    Negative Covenants                      14.

ARTICLE 7  EVENTS OF DEFAULT                           14.
Section 7.1    Events of Default                       14.

ARTICLE 8  RIGHTS AND REMEDIES                         15.
Section 8.1    Rights and Remedies                     15.

ARTICLE 9  MISCELLANEOUS                               16.
Section 9.1    Modification of Agreement               16.
Section 9.2    Waiver of Rights by Lenders; Remedies   16.
Section 9.3    Notices                                 16.
Section 9.4    Indemnification                         17.
Section 9.5    Liability of Lenders                    17.
Section 9.6    Participations                          18.
Section 9.7    Satisfaction Requirement                18.
Section 9.8    Governing Law                           18.
Section 9.9    Waiver of Jury Trial                    18.
Section 9.10   Jurisdiction: Service of Process        19.
Section 9.11   Survival of Agreement                   19.
Section 9.12   Severability                            19.
Section 9.13   Headings  . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19.
Section 9.14   Counterparts                            19.

                         EXHIBITS


EXHIBIT A Form of Reimbursement Loan Note with J. F.
          Shea Co., Inc.

EXHIBIT B Form of Reimbursement Loan Note with The
          Hambrecht 1980 Revocable Trust

EXHIBIT C Form of Letter of Credit, J. F. Shea Co., Inc.

EXHIBIT D Form of Letter of Credit, The Hambrecht 1980
          Revocable Trust, William R. Hambrecht as Trustee

EXHIBIT E Form of Certificate Relating to Accuracy of
          Certain Corporation Representations Contained in, and the Authorization to Execute, Certain
          Documents

EXHIBIT E Form of Warrant

EXHIBIT F Merchant Agreement between Michigan National Bank and
          Vanguard Airlines, Inc.